As filed with the Securities and Exchange Commission on March 25, 2008
                                                     Registration No. 333-111132



================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________
                   Post-Effective Amendment No. 1 to Form F-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              ____________________
                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED
 (Exact name of Registrant as specified in its charter and translation of
                        Registrant's name into English)

       Israel                                              N/A
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

                                 5 Basel Street
                                  P.O. Box 3190
                            Petach Tikva 49131 Israel
                                 972-3-926-7267
                  (Address and telephone number of Registrant's
                        principal executive offices)

                          Teva Pharmaceutical USA, Inc.
                                1090 Horsham Road
                         North Wales, Pennsylvania 19454
                           Attention: William S. Marth
                                 (215) 591-3000
            (Name, address and telephone number of agent for service)

                                with copies to:

        Peter H. Jakes                            Thomas E. Sparks, Jr.
      Jeffrey S. Hochman                          Pillsbury Winthrop LLP
 Willkie Farr & Gallagher LLP                       50 Freemont Street
      787 Seventh Avenue                   San Francisco, California 94105-2228
New York, New York 10019-6099                      (415) 983-1000
        (212) 728-8000

                                 Alan Klein, Jr.
                         Simpson Thacher & Bartlett LLP
                              425 Lexington Avenue
                         New York, New York 10017-3954
                                 (212) 455-2000


     Approximate date of commencement of proposed sale to the public: From time to time as soon as practicable after this Registration Statement is declared effective and all other conditions to the merger described in this Registration Statement are satisfied.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                            _________________________

                       DEREGISTRATION OF UNSOLD SECURITIES
                            _________________________

     This Post-Effective Amendment No. 1 to Form F-3 Registration Statement relates to the Registration Statement on Form F-3 (File No. 333-111132) filed with the Securities and Exchange Commission on December 12, 2003 (the "Registration Statement") by Teva Pharmaceutical Industries Limited ("Teva"), relating to the registration of 8,701,610 American Depositary Receipts ("ADRs") evidencing American Depositary Shares, each representing one ordinary share, par value 0.10 NIS, of Teva (after giving effect to the two-for-one stock split of the ordinary shares in June 2004), that may be offered and sold from time to time by the selling stockholders named in the Registration Statement. All ADRs previously registered under the Registration Statement that remain unsold are hereby withdrawn from registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petach Tikva, Israel, on March 25, 2008.

                                       TEVA PHARMACEUTICAL INDUSTRIES LIMITED



                                       By: /s/ Shlomo Yanai
                                           -----------------------------------
                                           Shlomo Yanai
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




                 Name                                  Title(s)                                 Date
---------------------------------------- -------------------------------------- --------------------------------------



                   *                                   Chairman                            March 25, 2008
----------------------------------------
              Eli Hurvitz

           /s/ Shlomo Yanai                  President and Chief Executive                 March 25, 2008
-----------------------------------------            Officer
             Shlomo Yanai

         /s/ Dan S. Suesskind                   Chief Financial Officer                    March 25, 2008
----------------------------------------   (Principal Financial Officer and
           Dan S. Suesskind                  Principal Accounting Officer)

                                                     Vice Chairman                         March __, 2008
----------------------------------------
           Dr. Phillip Frost

                                                       Director                            March __, 2008
----------------------------------------
            Roger Abravanel

                   *                                   Director                            March 25, 2008
----------------------------------------
             Ruth Cheshin

                   *                                   Director                            March 25, 2008
----------------------------------------
           Abraham E. Cohen

                   *                                   Director                            March 25, 2008
----------------------------------------
               Meir Heth

                                                       Director                            March __, 2008
----------------------------------------
           Roger D. Kornberg

                   *                                   Director                            March 25, 2008
----------------------------------------
              Moshe Many




                   *                                   Director                            March 25, 2008
----------------------------------------
             Leora Meridor

                                                       Director                            March __, 2008
----------------------------------------
              Dan Propper

                   *                                   Director                            March 25, 2008
----------------------------------------
               Max Reis

                                                       Director                            March __, 2008
----------------------------------------
             Michael Sela

                   *                                   Director                            March 25, 2008
----------------------------------------
              Dov Shafir

                   *                                   Director                            March 25, 2008
----------------------------------------
            Gabriela Shalev

                                                       Director                            March __, 2008
----------------------------------------
             David Shamir

                   *                                   Director                            March 25, 2008
----------------------------------------
             Harold Snyder

         /s/ William S. Marth               Authorized U.S. Representative                 March 25, 2008
----------------------------------------
           William S. Marth

    *By:   /s/ Dan S. Suesskind
----------------------------------------
           Dan S. Suesskind
           Attorney-in-Fact

